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                                                         EXHIBIT 99.2

                   STOCKHOLDER VOTING AGREEMENT

            THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of this 17th day of October, 1996, by and among Tenet Healthcare Corporation, a Nevada corporation ("Acquiror"), and the stockholder named on the signature page hereto ("Stockholder"). On the date hereof the Stockholder Beneficially Owns (as defined in Section 11(a) hereof) the number of shares of common stock, par value $.01 per share (the "Company Shares"), of OrNda Healthcorp, a Delaware corporation ("Company"), set forth next to the Stockholder's name on the signature page hereto.

            WHEREAS, Acquiror and the Company concurrently herewith are entering into an Agreement and Plan of Merger, dated as of the 16th day of October, 1996 (the "Merger Agreement"), providing for, among other things, the merger (the "Merger") of a wholly owned subsidiary of Acquiror with and into the Company, with the Company as the surviving corporation; and

            WHEREAS, as an essential condition and inducement to Acquiror's execution of the Merger Agreement, Acquiror has requested that the Stockholder agree, and the Stockholder has agreed, to vote (or consent with regard to) all Company Shares as to which the Stockholder has voting power in favor of the Merger as provided herein.

            NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    VOTING RIGHTS.

            VOTING AGREEMENT. The Stockholder agrees that, at any time the Merger Agreement remains in effect, it will vote all Stockholder Shares (as defined below) on matters as to which the Stockholder is entitled to vote


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at any annual, special or other meeting of the Stockholders of the Company, and at any adjournment or adjournments thereof, or by written consent without a meeting with respect to all Stockholder Shares as follows: (i) in favor of approval and adoption of the Merger Agreement, the terms thereof and each of the other transactions contemplated by the Merger Agreement; and (ii) against any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone or attempt to discourage the Merger, including without limitation: (a) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company and its subsidiaries; or (b) a sale or transfer of a material amount of assets of the Company and its subsidiaries or a reorganization, recapitalization or liquidation of the Company and its subsidiaries.

            "Stockholder Shares" shall mean the shares of Company capital stock (including without limitation the Company Shares) Beneficially Owned by such Stockholder as of the date hereof, or Beneficially Owned by such Stockholder at any time hereafter (including, without limitation, by way of exercise of options or by way of dividend, distribution, exchange, merger, consolidation, recapitalization, reorganization, stock split, grant of proxy or otherwise) by such Stockholder (as adjusted as set forth herein). The Stockholder hereby agrees to promptly notify Acquiror of the number of any new Stockholder Shares acquired by the Stockholder, if any, after the date hereof. In the event of any change in the Company Shares by reason of a stock dividend, stock split, split up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities that constitute Stockholder Shares hereunder shall be adjusted appropriately.

            2.    TERMINATION.

            a.    This Agreement shall terminate upon the earlier to occur of
(i) the termination of the Merger Agreement in accordance with its terms pursuant to Section 9.1 thereof, or (ii) the Effective Time (as defined in the Merger Agreement).

            b. Upon termination, this Agreement shall have no further force or effect, except for Section 7


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which shall continue to apply to any case, action or proceeding relating to the enforcement of this Agreement.

            3. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. The Stockholder hereby represents and warrants to Acquiror as follows:

            a. DUE AUTHORIZATION. The Stockholder has the legal capacity and all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. As of the date hereof, the Stockholder Beneficially Owns the number of the Stockholder Shares listed on the signature page hereof and specified as so owned with no restrictions on the voting rights (except as specified in this Agreement) or rights of disposition pertaining thereto, which constitute all Company Shares Beneficially Owned by such Stockholder. Assuming this Agreement has been duly and validly authorized, executed and delivered by Acquiror, this Agreement constitutes a valid and binding agreement of the Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

            b. NO CONFLICTS. Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which the Stockholder is a party or by which the Stockholder is bound.

            4. REPRESENTATIONS AND WARRANTIES OF ACQUIROR. Acquiror hereby represents and warrants to the Stockholder as follows:

            a. DUE AUTHORIZATION. Acquiror has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Acquiror and this Agreement has been duly executed by a duly authorized officer of Acquiror. Assuming this Agreement has been duly and


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validly executed and delivered by the Stockholder, this Agreement constitutes a valid and binding agreement of Acquiror, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

            b. NO CONFLICTS. Neither the execution and delivery of this Agreement nor the consummation by Acquiror of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which Acquiror is a party or by which Acquiror is bound.

            5. NO TRANSFER. Except as provided in this Agreement or the Merger Agreement, the Stockholder hereby agrees, without the prior written consent of Acquiror, except pursuant to the terms hereof, not to (i) sell, transfer, assign, pledge or otherwise dispose of or hypothecate any of his Stockholder Shares; (ii) grant any proxies, deposit any Stockholder Shares into a voting trust or enter into a voting agreement with respect to any Stockholder Shares; or (iii) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing his obligations under this Agreement. Any permitted transferee of Stockholder Shares must become a party to this Agreement and any purported transfer of Stockholder Shares to a person or entity that has not become a party hereto shall be null and void. In furtherance of this Agreement, concurrently herewith the Stockholder shall and hereby does authorize the Company's counsel to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Stockholder Shares (and that this Agreement places limits on the voting and transfer of such shares).

            6.    ENTIRE AGREEMENT.  Other than the Merger Agreement
(including the exhibits, schedules and other documents and instruments referred to therein), this


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Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto, except that Acquiror may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of Acquiror; (c) shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

            7. REMEDIES. The parties acknowledge that it would be impossible to fix money damages for violations of this Agreement and that such violations will cause irreparable injury for which adequate remedy at law is not available and, therefore, this Agreement must be enforced by specific performance or injunctive relief. The parties hereto agree that any party may, in its sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection or defense to the imposition of such relief. Nothing herein shall be construed to prohibit any party from bringing any action for damages in addition to an action for specific performance or an injunction for a breach of this Agreement.

            8. LEGENDS ON CERTIFICATES. Until such time as this Agreement shall terminate pursuant to Section 2 hereof, all certificates representing Stockholder Shares shall bear the following legend:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCKHOLDER VOTING AGREEMENT, DATED AS OF OCTOBER 17, 1996, BY AND BETWEEN TENET HEALTHCARE CORPORATION AND THE STOCKHOLDER. ANY TRANSFEREE OF THESE


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      SHARES TAKES SUBJECT TO THE TERMS OF SUCH AGREEMENT, COPIES OF
      WHICH ARE ON FILE AT THE OFFICES OF TENET HEALTHCARE CORPORATION.

            9.    PARTIES IN INTEREST.  Subject to the provisions of Sections
5 and 6(b) hereof, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and other legal representatives, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

            10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

            11. DEFINITIONS. The following terms shall have the following respective meanings:

            a. "Beneficial Owner" has the meaning set forth in Rule 13d-3 of the Rules and Regulations to the Exchange Act, and "Beneficially Owned" and "Beneficially Owns" shall have correlative meanings; PROVIDED, HOWEVER, that for purposes of this Agreement a person shall be deemed to be the Beneficial Owner of Company Shares that may be acquired pursuant to the exercise of an option or other right regardless of when such option is exercisable.

            b. A "person" means a corporation, association, partnership, joint venture, organization, business, individual, trust, estate or any other entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

            12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


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            (a)  If to Acquiror to:

            Tenet Healthcare Corporation
            3820 State Street
            Santa Barbara, California 93105

            Attention:     General Counsel

            with a copy to:

            Skadden, Arps, Slate, Meagher & Flom
            300 South Grand Avenue, Suite 3400
            Los Angeles, California  90071
            Telecopy No. (213) 687-5600
            Attention:  Brian J. McCarthy

            (b) If to the Stockholder, to the address set forth on the signature page, hereto.

            13. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            14. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

            15. FURTHER ASSURANCES. The Stockholder further agrees to execute all additional writings, consents and authorizations as may be reasonably requested by Acquiror to evidence the agreements herein.


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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                           TENET HEALTHCARE CORPORATION



                           By /s/ Jeffrey C. Barbakow
                             -----------------------------------
                              Name: Jeffrey C. Barbakow
                              Title: Chairman and Chief Executive Officer


                           JOSEPH, LITTLEJOHN & LEVY FUND, L.P.
                           By: JLL Associates, L.P., as general partner



                           By /s/ Paul S. Levy
                             -----------------------------------
                              Name: Paul S. Levy
                              Title: General Partner


                           No. of Shares Beneficially Owned:


                               7,096,774
                          -----------------------------------

                           Address for Notices:
                           50 Main Street, Suite 1000
                           White Plains, New York  10606